ASA – CFST II and CFVST II – Schedule A and Schedule B

Schedule A

Dated: May 1, 2015

Columbia Funds Series Trust II

Active Portfolios Multi-Manager Value Fund

Columbia Absolute Return Currency and Income Fund

Columbia AMT-Free Tax-Exempt Bond Fund

Columbia Asia Pacific ex-Japan Fund

Columbia Capital Allocation Aggressive Portfolio

Columbia Capital Allocation Conservative Portfolio

Columbia Capital Allocation Moderate Portfolio

Columbia Commodity Strategy Fund

Columbia Diversified Equity Income Fund

Columbia Dividend Opportunity Fund

Columbia Emerging Markets Bond Fund

Columbia European Equity Fund

Columbia Flexible Capital Income Fund

Columbia Floating Rate Fund

Columbia Global Bond Fund

Columbia Global Equity Value Fund

Columbia Global Opportunities Fund

Columbia Global Infrastructure Fund

Columbia High Yield Bond Fund

Columbia Income Builder Fund

Columbia Income Opportunities Fund

Columbia Inflation Protected Securities Fund

Columbia Large Core Quantitative Fund

Columbia Large Growth Quantitative Fund

Columbia Large Value Quantitative Fund

Columbia Limited Duration Credit Fund

Columbia Marsico Flexible Capital Fund

Columbia Minnesota Tax-Exempt Fund

Columbia Money Market Fund

Columbia Mortgage Opportunities Fund

Columbia Multi-Advisor Small Cap Value Fund

Columbia Select Global Equity Fund

Columbia Select Large-Cap Value Fund

Columbia Select Smaller-Cap Value Fund

Columbia Seligman Communications and Information Fund

Columbia Seligman Global Technology Fund

Columbia Short-Term Cash Fund

Columbia Small/Mid Cap Value Fund

Columbia U.S. Government Mortgage Fund

ASA – CFST II and CFVST II – Schedule A and Schedule B

Columbia Funds Variable Series Trust II

    Columbia Variable Portfolio – Balanced Fund

    Columbia Variable Portfolio – Cash Management Fund

    Columbia Variable Portfolio – Commodity Strategy Fund

    Columbia Variable Portfolio – Core Equity Fund

    Columbia Variable Portfolio – Dividend Opportunity Fund

    Columbia Variable Portfolio – Emerging Markets Bond Fund

    Columbia Variable Portfolio – Emerging Markets Fund

    Columbia Variable Portfolio – Global Bond Fund

    Columbia Variable Portfolio – High Yield Bond Fund

    Columbia Variable Portfolio – Intermediate Bond Fund

    Columbia Variable Portfolio – Income Opportunities Fund

    Columbia Variable Portfolio – Large Cap Growth Fund

    Columbia Variable Portfolio – Large Cap Index Fund

    Columbia Variable Portfolio – Large Core Quantitative Fund

    Columbia Variable Portfolio – Limited Duration Credit Fund

    Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

    Columbia Variable Portfolio – Mid Cap Growth Fund

    Columbia Variable Portfolio – Mid Cap Value Fund

    Columbia Variable Portfolio – Select International EquityFund

    Columbia Variable Portfolio – Select Large-Cap Value Fund

    Columbia Variable Portfolio – Select Smaller-Cap Value Fund

    Columbia Variable Portfolio – Seligman Global Technology Fund

    Columbia Variable Portfolio – U.S. Equities Fund

    Columbia Variable Portfolio – U.S. Government Mortgage Fund

    Variable Portfolio – Aggressive Portfolio

    Variable Portfolio – American Century Diversified Bond Fund

    Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

    Variable Portfolio – Columbia Wanger International Equities Fund

    Variable Portfolio – Conservative Portfolio

    Variable Portfolio – DFA International Value Fund

    Variable Portfolio – Eaton Vance Floating-Rate Income Fund

    Variable Portfolio – Holland Large Cap Growth Fund

    Variable Portfolio – Invesco International Growth Fund

    Variable Portfolio – J.P. Morgan Core Bond Fund

    Variable Portfolio – Jennison Mid Cap Growth Fund

    Variable Portfolio – Loomis Sayles Growth Fund

    Variable Portfolio – MFS Value Fund

    Variable Portfolio – Moderate Portfolio

    Variable Portfolio – Moderately Aggressive Portfolio

    Variable Portfolio – Moderately Conservative Portfolio

    Variable Portfolio – Morgan Stanley Global Real Estate Fund

    Variable Portfolio – NFJ Dividend Value Fund

    Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

    Variable Portfolio – Partners Small Cap Growth Fund

    Variable Portfolio – Partners Small Cap Value Fund

    Variable Portfolio – Pyramis International Equity Fund

    Variable Portfolio – Sit Dividend Growth Fund

    Variable Portfolio – TCW Core Plus Bond Fund

    Variable Portfolio – Victory Established Value Fund

    Variable Portfolio – Wells Fargo Short Duration Government Fund

ASA – CFST II and CFVST II – Schedule A and Schedule B

Schedule B

As of May 1, 2015

Fee Schedule

Each Registrant is a Massachusetts business trust.

The fee is based on the net assets of the Fund as set forth in the following table:

FUNDS	Effective date of the fee schedule	ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
		0 - 500,000,000	500,000,001 – 1,000,000,000	1,000,000,001 – 3,000,000,000	3,000,000,001 – 12,000,000,000	12,000,000,001 +
Schedule I		0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Absolute Return Currency and Income		0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Asia Pacific ex-Japan		0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Commodity Strategy	April 14, 2011	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia European Equity		0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Global Bond		0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Select Global Equity		0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Mortgage Opportunities Fund	April 21, 2014	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Multi-Advisor Small Cap Value		0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Select Smaller-Cap Value		0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Variable Portfolio – Commodity Strategy	Jan. 16, 2013	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Variable Portfolio – Global Bond		0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Variable Portfolio - Seligman Global Technology		0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Variable Portfolio-Emerging Markets		0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Variable Portfolio-Select International Equity		0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Variable Portfolio-Select Smaller-Cap Value		0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Variable Portfolio – U.S. Equities Fund		0.080%	0.075%	0.070%	0.060%	0.050%
Variable Portfolio – Columbia Wanger International Equities		0.080%	0.075%	0.070%	0.060%	0.050%
Variable Portfolio – DFA International Value		0.080%	0.075%	0.070%	0.060%	0.050%
Variable Portfolio – Invesco International Growth		0.080%	0.075%	0.070%	0.060%	0.050%

ASA – CFST II and CFVST II – Schedule A and Schedule B

FUNDS	Effective date of the fee schedule	ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
		0 - 500,000,000	500,000,001 – 1,000,000,000	1,000,000,001 – 3,000,000,000	3,000,000,001 – 12,000,000,000	12,000,000,001 +
Variable Portfolio – Morgan Stanley Global Real Estate		0.080%	0.075%	0.070%	0.060%	0.050%
Variable Portfolio – Partners Small Cap Growth		0.080%	0.075%	0.070%	0.060%	0.050%
Variable Portfolio – Partners Small Cap Value		0.080%	0.075%	0.070%	0.060%	0.050%
Variable Portfolio – Pyramis International Equity		0.080%	0.075%	0.070%	0.060%	0.050%
Schedule II		0.070%	0.065%	0.060%	0.050%	0.040%
Columbia AMT-Free Tax-Exempt Bond		0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Emerging Markets Bond	July 1, 2011	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Floating Rate		0.070%	0.065%	0.060%	0.050%	0.040%
Columbia High Yield Bond		0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Income Opportunities		0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Inflation Protected Securities		0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Limited Duration Credit		0.070%	0.065%	0.060%	0.050%	0.040%
Columbia U.S. Government Mortgage		0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Variable Portfolio – U.S. Government Mortgage		0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Variable Portfolio – Emerging Markets Bond	Jan. 12, 2012	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Variable Portfolio – Limited Duration Credit		0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Variable Portfolio-High Yield Bond		0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Variable Portfolio-Income Opportunities		0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Variable Portfolio – Intermediate Bond Fund		0.070%	0.065%	0.060%	0.050%	0.040%
Variable Portfolio – American Century Diversified Bond		0.070%	0.065%	0.060%	0.050%	0.040%
Variable Portfolio – Eaton Vance Floating-Rate Income		0.070%	0.065%	0.060%	0.050%	0.040%
Variable Portfolio – J.P. Morgan Core Bond		0.070%	0.065%	0.060%	0.050%	0.040%
Variable Portfolio – TCW Core Plus Bond		0.070%	0.065%	0.060%	0.050%	0.040%
Variable Portfolio – Wells Fargo Short Duration Government		0.070%	0.065%	0.060%	0.050%	0.040%
Variable Portfolio-BlackRock Global Inflation-Protected Securities		0.070%	0.065%	0.060%	0.050%	0.040%
Schedule III		0.060%	0.055%	0.050%	0.040%	0.030%
Active Portfolios Multi-Manager Value Fund	Nov. 10, 2011	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Diversified Equity Income		0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Dividend Opportunity		0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Equity Value		0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Global Infrastructure		0.060%	0.055%	0.050%	0.040%	0.030%

ASA – CFST II and CFVST II – Schedule A and Schedule B

FUNDS	Effective date of the fee schedule	ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
		0 -500,000,000	500,000,001 – 1,000,000,000	1,000,000,001 – 3,000,000,000	3,000,000,001 – 12,000,000,000	12,000,000,001 +
Columbia Large Core Quantitative		0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Large Growth Quantitative		0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Large Value Quantitative		0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Marsico Flexible Capital		0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Mid Cap Value Opportunity		0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Money Market		0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Select Large-Cap Value		0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Seligman Communications and Information		0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Seligman Global Technology	March 1, 2011	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Variable Portfolio-Balanced		0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Variable Portfolio-Cash Management		0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Variable Portfolio-Dividend Opportunity		0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Variable Portfolio – Large Cap Growth		0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Variable Portfolio-Large Core Quantitative		0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Variable Portfolio-Mid Cap Growth		0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Variable Portfolio-Mid Cap Value		0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Variable Portfolio-Select Large-Cap Value		0.060%	0.055%	0.050%	0.040%	0.030%
Variable Portfolio – Jennison Mid Cap Growth		0.060%	0.055%	0.050%	0.040%	0.030%
Variable Portfolio – Holland Large Cap Growth		0.060%	0.055%	0.050%	0.040%	0.030%
Variable Portfolio – Loomis Sayles Growth		0.060%	0.055%	0.050%	0.040%	0.030%
Variable Portfolio – NFJ Dividend Value		0.060%	0.055%	0.050%	0.040%	0.030%
Variable Portfolio – Nuveen Winslow Large Cap Growth		0.060%	0.055%	0.050%	0.040%	0.030%
Variable Portfolio –MFS Value		0.060%	0.055%	0.050%	0.040%	0.030%
Variable Portfolio-Sit Dividend Growth		0.060%	0.055%	0.050%	0.040%	0.030%
Variable Portfolio-Victory Established Value		0.060%	0.055%	0.050%	0.040%	0.030%
Schedule IV		0.020%	0.020%	0.020%	0.020%	0.020%
Columbia Income Builder		0.020%	0.020%	0.020%	0.020%	0.020%
Columbia Capital Allocation Aggressive		0.020%	0.020%	0.020%	0.020%	0.020%
Columbia Capital Allocation Conservative		0.020%	0.020%	0.020%	0.020%	0.020%
Columbia Capital Allocation Moderate		0.020%	0.020%	0.020%	0.020%	0.020%
Variable Portfolio – Aggressive Portfolio		0.020%	0.020%	0.020%	0.020%	0.020%

ASA – CFST II and CFVST II – Schedule A and Schedule B

FUNDS	Effective date of the fee schedule	ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
		0 - 500,000,000	500,000,001 – 1,000,000,000	1,000,000,001 – 3,000,000,000	3,000,000,001 – 12,000,000,000	12,000,000,001 +
Variable Portfolio – Conservative Portfolio		0.020%	0.020%	0.020%	0.020%	0.020%
Variable Portfolio – Moderate Portfolio		0.020%	0.020%	0.020%	0.020%	0.020%
Variable Portfolio – Moderately Aggressive Portfolio		0.020%	0.020%	0.020%	0.020%	0.020%
Variable Portfolio – Moderately Conservative Portfolio		0.020%	0.020%	0.020%	0.020%	0.020%
Schedule V
Columbia Short-Term Cash		N/A	N/A	N/A	N/A	N/A
Columbia Variable Portfolio – Core Equity		N/A	N/A	N/A	N/A	N/A

FUNDS	Effective date of the fee schedule	ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
		0 - 250,000,000	250,000,001 – 500,000,000	500,000,001 – 1,000,000,000	1,000,000,001 – 3,000,000,000	3,000,000,001 – 6,000,000,000	6,000,001 - 7,500,000	7,500,001 – 12,000,000	12,000,001 +
Schedule VI		0.070%	0.065%	0.065%	0.060%	0.050%	0.050%	0.050%	0.040%
Columbia Minnesota Tax-Exempt	March 1, 2011	0.070%	0.065%	0.065%	0.060%	0.050%	0.050%	0.050%	0.040%
Schedule VII		0.10%
Columbia Variable Portfolio – Large Cap Index Fund	April 30, 2011	0.10%

ASA – CFST II and CFVST II – Schedule A and Schedule B

FUNDS	Effective date of the fee schedule		ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
			0 - 500,000,000	500,000,001 – 1,000,000,000	1,000,000,001 – 3,000,000,000	3,000,000,001 – 12,000,000,000	12,000,000,001 +
Schedule VIII
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund	April 12, 2012	Assets invested in underlying funds (including ETFs) that pay an investment management fee to the Administrator or its affiliate	0.02%
		Assets invested in securities (other than underlying mutual funds (including any ETFs) that pay an investment management fee to the Administrator or its affiliate), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities	0.060%	0.055%	0.050%	0.040%	0.030%

FUNDS	Effective date of the fee schedule		ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
			0 - 500,000,000	500,000,001 – 1,000,000,000	1,000,000,001 – 3,000,000,000	3,000,000,001 – 12,000,000,000	12,000,000,001 +
Schedule IX
Columbia Global Opportunities Fund	April 12, 2012	Assets invested in underlying funds (including ETFs) that pay an investment management fee to the Administrator or its affiliate	0.00%
		Assets invested in securities (other than underlying mutual funds (including any ETFs) that pay an investment management fee to the Administrator or its affiliate), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities	0.060%	0.055%	0.050%	0.040%	0.030%

ASA – CFST II and CFVST II – Schedule A and Schedule B

FUNDS	Effective date of the fee schedule	ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
		0 - 500,000,000	500,000,001 – 1,000,000,000	1,000,000,001 – 3,000,000,000	3,000,000,001 – 6,000,000,000	6,000,000,001 +
Schedule X
Columbia Flexible Capital Income Fund	April 14, 2011	0.060%	0.055%	0.050%	0.040%	0.040%

ASA – CFST II and CFVST II – Schedule A and Schedule B

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A and Schedule B as of April 15, 2015.

COLUMBIA FUNDS SERIES TRUST II

COLUMBIA FUNDS VARIABLE SERIES TRUST II

Each on behalf of its series listed on Schedule A

By:	/s/ Christopher O. Petersen
Name:	Christopher O. Petersen
Title:	President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Amy K. Johnson
Name:	Amy K. Johnson
Title:	Managing Director and Chief Operating Officer